Exhibit 10.13

Internal Revenue Service                        Department of the Treasury

Plan Description:  Prototype Non-standardized Profit Sharing Plan with CODA
FFN:  50339816103-004  Case:  9201920  EIN:  13-5674085
BPD:  03  Plan:  004  Letter Serial No. D359287b

                                                Washington, DC  20224

                                                Person to Contact: Mr. Wolf
      MERRILL LYNCH PIERCE FENNER & SMITH INC.
                                                Telephone Number: (202) 622-8380
      P. O. BOX 9038
                                                Refer Reply to:  E:EP:Q:1
      PRINCETON, NJ  08543
                                                Date:  06/29/93


Dear Applicant:

In our opinion, the amendment to the form of the plan identified above does not in and of itself adversely affect the plan's acceptability under section 401 of the Internal Revenue Code. This opinion relates only to the amendment to the form of the plan. It is not an opinion as to the acceptability of any other amendment or of the form of the plan as a whole, or as to the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to each Key District Director of Internal Revenue Service in whose jurisdiction there are adopting employers.

An employer who adopts the amended form of the plan after the date of the amendment should apply for a determination letter by filing an application with the Key District Director of Internal Revenue on Form 5307, Short Form Application for Determination for Employee Benefit Plan.

This letter with respect to the amendment to the form of the plan does not affect the applicability to the plan of the continued, interim and extended reliance provisions of sections 13 and 17.03 of Rev. Proc. 89-9, 1989-1 C.B.
780. The applicability of such provisions may be determined by reference to the initial opinion letter issued with respect to the plan.

If you, the sponsoring organization, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the sponsoring organization. Individual participants and/or adopting employers with questions concerning the plan should contact the sponsoring organization. The plan's adoption agreement must include the sponsoring organization's address and telephone number for inquiries by adopting employers.

If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.

                              Sincerely yours,


                              Chief, Employee Plans Qualifications Branch

                                                                       4-26-93
                                                                        03-004


             ----------------------------------------------------

                                MERRILL LYNCH

                                  ----------


                                   SPECIAL
                                  ----------


                              PROTOTYPE DEFINED

                              CONTRIBUTION PLAN

             ----------------------------------------------------


                                 401(k) PLAN

                             EMPLOYEE THRIFT PLAN

                             PROFIT-SHARING PLAN

                              ADOPTION AGREEMENT


This Prototype Plan and Adoption Agreement are important legal instruments with legal and tax implications for which the Sponsor, Merrill Lynch, Pierce, Fenner & Smith, Incorporated, does not assume responsibility. The Employer is urged to consult with its own attorney with regard to the adoption of this Plan and its suitability to its circumstances.

Adoption of Plan

The Employer named below hereby establishes or restates a profit-sharing plan that includes a [X] 401(k), [ ] profit-sharing and/or [ ] thrift plan feature (the "Plan") by adopting the Merrill Lynch Special Prototype Defined Contribution Plan and Trust as modified by the terms and provisions of this Adoption Agreement.

Employer and Plan Information

      Employer Name:*  First Sterling Bank

      Business Address:  80 W. Lancaster Avenue

                              Devon, PA 19333

      Telephone Number: (610) 971-1800

      Employer Taxpayer I.D. Number: 23-2442500

      Employer Taxable Year ends on:  December 31st

      Plan Name:  First Sterling Bank 401(k) Plan

      Plan Number: 001

                                     401(k)           Profit-          Thrift
                                                      Sharing

Effective Date of Adoption:         07/01/94           -/-/-           -/-/-
                                 ---------------    -----------     ------------

Tax Reform Act of 1986
  Restatement Date:                 02/01/91           -/-/-           -/-/-
                                 ---------------    -----------     ------------

Original Effective Date:            02/01/91           -/-/-           -/-/-
                                 ---------------    -----------     ------------

If this Plan is a continuation or an amendment of a prior plan, all optional forms of benefits provided in the prior plan must be provided under this Plan to any Participant who had an account balance, whether or not vested, in the prior plan.

__________________________________________

If there are any Participating Affiliates in this Plan, list below the proper name of each Participating Affiliate.

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                            ARTICLE I. Definitions

A.   "Compensation"

     (1) With respect to each Participant, except as provided below, Compensation shall mean the (select all those applicable for each column):

401(k) and/  Profit
or Thrift    Sharing

[X]            [ ]  (a) amount reported in the "Wages Tips and Other
                    Compensation" Box on Form W-2 for the applicable period selected in Item 5 below.



[ ]            [ ]  (b) compensation for Code Section 415 safe-harbor purposes
                    (as defined in Section 3.9.1(H)(i) of basic plan document
                    #03) for the applicable period selected in Item 5 below.



[ ]            [ ]  (c) amount reported pursuant to Code Section 3401(a) for the applicable period selected in Item 5 below.

[ ]            [ ]  (d) all amounts received (under either option (a) or (b)
                    above) for personal services rendered to the Employer but excluding (select one):

                        [  ] overtime
                        [  ] bonuses
                        [  ] commissions
                        [  ] amounts in excess of $______
                        [  ] other (specify) ____________

     (2)  Treatment of Elective Contributions (select one):

               [X] (a) For purposes of contributions, Compensation shall include Elective Deferrals and amounts excludable from the gross income of the Employee under Code Section 125, Code
                    Section 402(e)(3), Code Section 402(h) or Code Section 403(b) ("elective contributions").

               [ ] (b) For purposes of contributions, Compensation shall not include "elective contributions."

     (3)  CODA Compensation (select one):

               [X] (a) For purposes of the ADP and ACP Tests, Compensation shall include "elective contributions."

               [ ] (b) For purposes of the ADP and ACP Tests, Compensation shall not include "elective contributions."

     (4) With respect to Contributions to an Employer Contributions Account, Compensation shall include all Compensation (select one):

               [X] (a) during the Plan Year in which the Participant enters the Plan.

               [ ]  (b) after the Participant's Entry Date.

     (5) The applicable period for determining Compensation shall be (select one):

               [X]  (a) the Plan Year.

               [ ]  (b) the Limitation Year.

               [ ]  (c) the consecutive 12-month period ending on ___________.

B.   "Disability"

     (1)  Definition

     Disability shall mean a condition which results in the Participant's (select one):

     [X] (a) inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which as lasted or can be expected to last for a continuous period of not less than 12 months.

     [ ] (b) total and permanent inability to meet the requirements of the Participant's customary employment which can be expected to last for a continuous period of not less than 12 months.

     [ ] (c)   qualification for Social Security disability benefits.

     [ ] (d) qualification for benefits under the Employer's long-term disability plan.

     (2) Contributions due to Disability (select one):

     [X] (a) No contributions to an Employer Contributions Account will be made on behalf of a Participant due to his or her Disability.

     [ ] (b) Contribution to an Employer Contributions Account will be made on behalf of a Participant due to his or her Disability provided that: the Employer elected option (a) or (c) above as the definition of Disability, contributions are not made on behalf of a Highly Compensated Employee, the contribution is based on the Compensation each such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before his or her Disability, and contributions made on behalf of such Participant will be nonforfeitable when made.

C.   "Early Retirement" is  (select one):

     [X]  (1)  not permitted.

     [ ] (2) permitted if a Participant terminates Employment before Normal Retirement Age and has (select one):

                [ ] (a) attained age _____
                [ ] (b) attained age _____ and completed ___ Years of Service.
                [ ] (c) attained age _____ and completed ___ Years of Service as a Participant.

D.   "Eligible Employees" (select one):

     [X]  (1)  All Employees are eligible to participate in the Plan.

     [ ] (2) The following Employees are not eligible to participate in the Plan (select all those applicable):

               [ ]  (a) Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer or a Participating Affiliate and the Employee representatives (not including any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer or Participating Affiliate) in the negotiation of which retirement benefits were the subject of good faith bargaining, unless the bargaining agreement provides for participation in the Plan.

               [ ]  (b) non-resident aliens who received no earned income from the Employer or a Participating Affiliate which constitutes income from sources within the United States.

               [ ]  (c) Employees of an Affiliate.

               [ ]  (d) Employees employed in or by the following
                        specified division, plant, location, job category or other identifiable individual or group of Employees:

                        __________________________________________________
                        __________________________________________________

E.   "Entry Date"

     Entry Date shall mean (select as applicable):

401)k)
and/or    Profit-
Thrift    Sharing

[ ]         [ ]     (1)  If the initial Plan Year is less than twelve months,
                    the ____ day of _________ and thereafter.

[ ]         [ ]     (2) the first day of the Plan Year following the date
                    the Employee meets the eligibility requirements. If the Employer elects this option (2) establishing only one Entry
                    Date, the eligibility "age and service" requirements elected in Article II must be no more than age 20-1/2 and 6 months of service.

[X]         [ ]     (3)  the first day of the month following the date the
                    Employee meets the eligibility requirements.

[ ]         [ ]     (4) the first day of the Plan Year and the first day
                    of the seventh month of the Plan Year following the date the Employee meets the eligibility requirements.

[ ]         [ ]     (5) the first day of the Plan Year, the first day of
                    the fourth month of the Plan Year, the first day of the seventh month of the Plan Year, and the first day of the tenth month of the Plan Year following the date the Employee meets the eligibility requirements.

[ ]         [ ]     (6)  other: ________________________________________________
                    provided that the Entry Date or Dates selected are no later than any of the options above.

F.   "Hours of Service"

     Hours of Service for the purpose of determining a Participant's Period of Severance and Year of Service shall be determined on the basis of the method specified below:

     (1) Eligibility Service: For purposes of determining whether a Participant has satisfied the eligibility requirements, the following method shall be used (select one):

401(k)
and/or    Profit-
Thrift    Sharing

[X]        [ ]   (a)  elapsed time method
[ ]        [ ]   (b)  hourly records method

     (2) Vesting Service: A Participant's nonforfeitable interest shall be determined on the basis of the method specified below (select one):

          [ ] (a)  elapsed time method
          [X] (b)  hourly records method
          [ ] (c) If this item (c) is checked, the Plan only provides for contributions that are always 100% vested and this item (2) will not apply.

     (3) Hourly Records: For the purpose of determining Hours of Service under the hourly record method (select one):

          [X] (a) only actual hours for which an Employee is paid or entitled to payment shall be counted.

          [ ] (b) an Employee shall be credited with 45 Hours of Service if such Employee would be credited with at least 1 Hour of Service during the week.

G.   "Integration Level"

          [X]  (1)  This Plan is not integrated with Social Security.

          [ ]  (2)  This Plan is integrated with Social Security. The
                    Integration Level shall be (select one):

                        [ ] (a) the Taxable Wage Base.
                        [ ] (b) $_____ (a dollar amount less than the
                                Taxable Wage Base).
                        [ ] (c) _____% of the Taxable Wage Base (not to exceed
                                100%).
                        [ ] (d) the greater of $10,000 or 20% of the Taxable
                                Wage Base.

H.   "Limitation Compensation"

     For purposes of Code Section 415, Limitation Compensation shall be compensation as determined for purposes of (select one):

          [ ]  (1)  Code Section 415 Safe-Harbor as defined in Section
                    3.9.1(H)(i) of the basic plan document #03.

          [X]  (2)  the "Wages, Tips and Other Compensation" Box on form W-2.

          [ ]  (3)  Code Section 3401(a) Federal Income Tax Withholding.

I.   "Limitation Year"

     For purposes of Code Section 415, the Limitation Year shall be (select one):

     [X]  (1)  the Plan Year.
     [ ] (2) the twelve consecutive month period ending on the _____ day of the month of __________.

J.   "Net Profits" are (select one):

          [X]  (1)  not necessary for any contribution.

          [ ]  (2)  necessary for (select all those applicable):

               [ ]  (a) Profit-Sharing Contributions.
               [ ]  (b) Matching 401(k) Contributions.
               [ ]  (c) Matching Thrift Contributions.

K.   "Normal Retirement Age"

     Normal Retirement Age shall be (select one):

     [X]  (1)  attaining of age  65  (not more than 65) by the Participant.
                                ----

     [ ] (2) attainment of age ____ (not more than 65) by the Participant on the _____ anniversary (not more than the 5th) of the first day of the Plan Year in which the Eligible Employee became a Participant, whichever is later.

     [ ] (3) attainment of age ____ (not more than 65) by the Participant on the _____ anniversary (not more than the 5th) of the first day on which the Eligible Employee performed an Hour of Service, whichever is later.

L.   "Participant Directed Assets" are:

401(k)
and/or    Profit-
Thrift    Sharing

[X]       [ ] (1)  permitted.

[ ]       [ ] (2)  not permitted.

M.   "Plan Year"

     The Plan Year shall end on the 31st day of December

N.   "Predecessor Service"

     Predecessor service will be credited (select one):

     [X]  (1)  only as required by the Plan.

     [ ] (2) to include, in addition to the Plan requirements and subject to the limitations set forth below, service with the following predecessor employer(s) determined as if such predecessors were the Employer: ______________________________

     Service with such predecessor employer applies [select either or both (a) and/or (b); (c) is only available in addition to (a) and/or (b)]:

          [ ] (a) for purposes of eligibility to participate;
          [ ] (b) for purposes of vesting;
          [ ] (c) except for the following service: __________________________

O.   "Valuation Date"

     Valuation Date shall mean (select one for each column, as applicable):

401(k)
and/or    Profit-
Thrift    Sharing

[ ]        [ ] (1)  the last business day of each month.

[ ]        [ ] (2)  the last business day of each quarter within the Plan Year.

[ ]        [ ] (3)  the last business day of each semi-annual period within the
                    Plan Year.

[ ]        [ ] (4)  the last business day of the Plan Year.

[X]        [ ] (5)  other:  Daily.

                           ARTICLE II. Participation

     Participation Requirements

An Eligible Employee must meet the following requirements to become a Participant (select one or more for each column, as applicable):

401(k)
and/or    Profit-
Thrift    Sharing

[ ]       [ ]  (1)  Performance of one Hour of Service.

[ ]       [ ]  (2)  Attainment of age _____ (maximum 20 1/2) and completion of
                    ___ (not more than 1/2) Years of Service. If this item is selected, no Hours of Service shall be counted.

[X]       [ ]  (3)  Attainment of age 21 (maximum 21) and completion of 1/2
                    Year(s) of Service. If more than one Year of Service is selected, the immediate 100% vesting schedule must be selected in Article VII of this Adoption Agreement.

[ ]       [ ]  (4)  Attainment of age _____ (maximum 21) and completion of ___
                    Years of Service. If more than one Year of Service is selected, the immediate 100% vesting schedule must be selected in Article VII of this Adoption Agreement.

[ ]       [ ]  (5)  Each Employee who is an Eligible Employee on -/-/- be deemed to have satisfied the participation requirements on the effective date without regard to such Eligible Employee's actual age and/or service.

           ARTICLE III. 401(k) Contributions and Account Allocation

A.   Elective Deferrals

     If selected below, a Participant's Elective Deferrals will be (select all applicable):

     [X]   (1) a dollar amount or a percentage of Compensation, as specified by the Participant on his or her 401(k) Election form, which may not exceed 15% of his or her Compensation.

     [X]   (2) with respect to bonuses, such dollar amount or percentage as specified by the Participant on his or her 401(k) Election form with respect to such bonus.

B.   Matching 401(k) Contributions

     If selected below, the Employer may make Matching 401(k) Contributions for each Plan Year (select one):

     [ ] (1)  Discretionary Formula:

                    Discretionary Matching 401(k) Contribution equal to such a dollar amount or percentage of Elective Deferrals, as determined by the Employer, which shall be allocated (select one):

                    [ ]  (a) based on the ratio of each Participant's
                             Elective Deferral for the Plan Year to the total Elective Deferrals of all Participants for the Plan Year. If inserted, Matching 401(k) Contributions shall be subject to a maximum amount of $_______ for each Participant or ____% of each Participant's Compensation.

                    [ ]  (b) in an amount not to exceed ____% of each
                             Participant's first ____% of Compensation contributed as Elective Deferrals for the Plan Year. If any Matching 401(k) Contribution remains, it is allocated to each such Participant in an amount not to exceed ____% of the next ____% of each Participant's Compensation contributed as Elective Deferrals for the Plan Year.

     Any remaining Matching 401(k) Contribution shall be allocated to each such Participant in the ratio that such Participant's Elective Deferral for the Plan Year bears to the total Elective Deferrals of all such Participants for the Plan Year. If inserted, Matching 401(k) Contributions shall be subject to a maximum amount of $_____ for each Participant or ____% of each Participant's Compensation.

     [X]  (2)  Nondiscretionary Formula:

               A nondiscretionary Matching 401(k) Contribution for each Plan Year equal to (select one):

                    [ ]  (a) ____% of each Participant's Compensation
                             contributed as Elective Deferrals. If inserted, Matching 401(k) Contributions shall be subject to a maximum amount of $______ for each Participant or ____% of each Participant's Compensation.

                    [X]  (b) 40 % of the first 6 % of the Participant's
                             Compensation contributed as Elective Deferrals and ____% of the next ____% of the Participant's Compensation contributed as Elective Deferrals. If inserted, Matching 401(k) Contributions shall be subject to a maximum amount of $______ for each Participant or ____% of each Participant's Compensation.

C.   Participants Eligible for Matching 401(k) Contribution Allocation

     The following Participants shall be eligible for an allocation to their Matching 401(k) Contributions Account (select all those applicable):

     [X]  (1)  Any Participant who makes Elective Deferrals.

     [ ] (2) Any Participant who satisfies those requirements elected by the Employer for an allocation to his or her Employer Contributions Account as provided in Article IV Section C.

     [ ]   (3) Solely with respect to a Plan in which Matching 401(k)
               Contributions are made quarterly (or on any other regular interval that is more frequent than annually) any Participant whose 401(k) Election is in effect throughout such entire quarter (or other interval).

D.   Qualified Matching Contributions

     If selected below, the Employer may make Qualified Matching Contributions for each Plan Year (select all those applicable):

          (1) In its discretion, the Employer may make Qualified Matching Contributions on behalf of (select one):

               [ ]  (a) all Participants who make Elective Deferrals in that
                        Plan Year.

               [X]  (b) only those Participants who are Nonhighly
                        Compensated Employees and who make Elective Deferrals for that Plan Year.

          (2) Qualified Matching Contributions will be contributed and allocated to each Participant in an amount equal to:

               [ ]  (a) ____% of the Participant's Compensation
                        contributed as Elective Deferrals. If inserted, Qualified Matching Contributions shall not exceed ____% of the Participant's Compensation.

               [X]  (b) Such an amount, determined by the Employer, which is needed to meet the ACP Test.

          (3) In its discretion, the Employer may elect to designate all or any part of Matching 401(k) Contributions as Qualified Matching Contributions that are taken into account as Elective Deferrals - included in the ADP Test and excluded from the ACP Test - on behalf of (select one):

               [ ]  (a) all Participants who make Elective Deferrals for that
                        Plan Year.

               [X]  (b) Only Participants who are Nonhighly Compensated
                        Employees who make Elective Deferrals for that Plan
                        Year.

E.   Qualified Nonelective Contributions

     If selected below, the Employer may make Qualified Nonelective Contributions for each Plan Year (select all those applicable):

     (1) In its discretion, the Employer may make Qualified Nonelective Contributions on behalf of (select one):

               [ ]  (a) all Eligible Participants.

               [X]  (b) only Eligible Participants who are Nonhighly Compensated
                        Employees.

     (2) Qualified Nonelective Contributions will be contributed and allocated to each Eligible Participant in an amount equal to (select one):

               [ ]  (a) ____% (no more than 15%) of the Compensation of
                        each Eligible Participant eligible to share in the allocation.

               [X]  (b) Such an amount determined by the Employer, which is needed to meet either the ADP Test or ACP Test.

     (3) At the discretion of the Employer, as needed and taken into account as Elective Deferrals included in the ADP Test on behalf of (select one):

               [ ]  (a) all Eligible Participants.

               [X]  (b) only those Eligible Participants who are Nonhighly
                        Compensated Employees.

F.   Elective Deferrals used in ACP Test (select one):

     [X]   (1) At the discretion of the Employer, Elective Deferrals may be used to satisfy the ACP Test.

     [ ]   (2) Elective Deferrals may not be used to satisfy the ACP Test.

G.   Making and modifying a 401(k) Election

     An Eligible Employee shall be entitled to increase, decrease or resume his or her Elective Deferral percentage with the following frequency during the Plan Year (select one):

               [ ] (1) annually.
               [ ] (2) semi-annually.
               [ ] (3) quarterly.
               [X] (4) monthly.
               [ ] (5) other (specify):__________.

     Any such increase, decrease or resumption shall be effective as of the first payroll period coincident with or next following the first day of each period set forth above. A Participant may completely discontinue making Elective Deferrals at any time effective for the payroll period after written notice is provided to the Administrator.

        ARTICLE IV. Profit-Sharing Contributions and Account Allocation

                        THIS ARTICLE IS NOT APPLICABLE


A.   Profit-Sharing Contributions

     If selected below, the following contributions for each Plan Year will be made:

     Contributions to Employer Contributions Accounts (select one):

          [ ]  (a)  Such an amount, if any, as determined by the Employer.
          [ ]  (b)  ____% of each Participant's Compensation.


B.  Allocation of Contributions to Employer Contributions Accounts (select one):

          [ ]  (1)  Non-Integrated Allocation

                    The Employer Contributions Account of each Participant eligible to share in the allocation for a Plan Year shall be credited with a portion of the contribution, plus any forfeitures if forfeitures are reallocated to Participants, equal to the ratio that the Participant's Compensation for the Plan Year bears to the Compensation for that Plan Year of all Participants entitled to share in the contribution.

          [ ]  (2)  Integrated Allocation

                    Contributions to Employer Contributions Accounts with respect to a Plan Year, plus any forfeitures if forfeitures are reallocated to Participants, shall be allocated to the Employer Contributions Account of each eligible Participant as follows:

                    (a) First, in the ratio that each such Participant's
                        Compensation eligible Participants but not in excess of 3% of each Participant's Compensation.

                    (b) Second, any remaining contributions and forfeitures will be allocated in the ratio that each eligible
                        Participant's Compensation for the Plan Year in excess of the Integration Level bears to all such Participants' excess Compensation for the Plan Year but not in excess of 3%.

                    (c) Third, any remaining contributions and forfeitures will be allocated in the ratio that the sum of each Participant's Compensation and Compensation in excess of the Integration level bears to the sum of all Participants' Compensation and Compensation in excess of the Integration Level, but not in excess of the Maximum Profit-Sharing Disparity Rate (defined below).

                    (d) Fourth, any remaining contributions or forfeitures will be allocated in the ratio that each Participant's Compensation for that year bears to all Participants' Compensation for that year.

                    The Maximum Profit-Sharing Disparity Rate is equal to the lesser of:

                    (a) 2.7% or

                    (b) The applicable percentage determined in accordance with the following table:

     If the Integration
     Level is (as a % of                                        the applicable
the Taxable Wage Base ("TWB")).                                 percentage is:

20% (or $10,000 if greater)
or less of the TWB                                                  2.7%

More than 20% (but not less
than $10,001) but not more
than 80% of the TWB                                                 1.3%

More than 80% but not less
than 100% Of the TWB                                                2.4%

100% of the TWB                                                     2.7%

C.   Participants Eligible for Employer Contribution Allocation

     The following Participants shall be eligible for an allocation to their Employer Contributions Accounts (select all those applicable):

     [ ] (1) Any Participant who was employed during the Plan Year.

     [ ] (2) In the case of a Plan using the hourly record method for determining Vesting Service, any Participant who was credited with a Year of Service during the Plan Year.

     [ ] (3) Any Participant who was employed on the last day of the Plan Year.

     [ ] (4) Any Participant who was on a leave of absence on the last day of the Plan Year.

     [ ] (5) Any Participant who during the Plan Year died or became
             Disabled while an Employee or terminated employment after attaining Normal Retirement Age.

     [ ] (6) Any Participant who was credited with at least 501 Hours of Service whether or not employed on the last day of the Plan Year.

     [ ] (7) Any Participant who was credited with at least 1,000 Hours of Service and was employed on the last day of the Plan Year.

                        ARTICLE V. Thrift Contributions

                        THIS ARTICLE IS NOT APPLICABLE

A.   Employee Thrift Contributions

     If selected below, Employee Thrift Contributions, which are required for Matching Thrift Contributions, may be made by a Participant in an amount equal to (select one):

     [ ] (1) A dollar amount or a percentage of the Participant's
             Compensation which may not be less than ____% nor may not exceed ____% of his or her Compensation.

     [ ] (2) An amount not less than ____% of and not more than ____% of each Participant's Compensation.

B.   Making and modifying an Employee Thrift Contribution Election

     A Participant shall be entitled to increase, decrease or resume his or her Employee Thrift Contribution percentage with the following frequency during the Plan Year (select one):

          [ ] (1)  annually
          [ ] (2)  semi-annually
          [ ] (3)  quarterly
          [ ] (4)  monthly
          [ ] (5)  other (specify):________________.

     Any such increase, decrease or resumption shall be effective as of the first payroll period coincident with or next following the first day of each period set forth above. A Participant may completely discontinue making Employee Thrift Contributions at any time effective for the payroll period after written notice is provided to the Administrator.

C.   Thrift Matching Contributions

     If selected below, the Employer will make Matching Thrift Contributions for each Plan Year (select one):

     [ ] (1)  Discretionary Formula:

A discretionary Matching Thrift Contribution equal to such a dollar amount or percentage as determined by the Employer, which shall be allocated (select one):

              [ ]   (a) based on the ratio of each Participant's Employee
                        Thrift Contribution for the Plan Year to the total Employee Thrift Contributions of all Participants for the Plan Year. If inserted, Matching Thrift Contributions shall be subject to a maximum amount of $_____ for each Participant or ____% of each Participant's Compensation.

              [ ]   (b) in an amount not to exceed ____% of each
                        Participant's first ____% of Compensation contributed as Employee Thrift Contributions for the Plan Year. If any Matching Thrift Contribution remains, it is allocated to each such Participant in an amount not to exceed ____% of the next ____% of each Participant's Compensation contributed as Employee Thrift Contributions for the Plan Year.

Any remaining Matching Thrift Contribution shall be allocated to each such Participant in the ratio that such Participant's Employee Thrift Contributions for the Plan Year bears to the total Employee Thrift Contributions of all such Participants for the Plan Year. If inserted, Matching Thrift Contributions shall be subject to a maximum amount of $_____ for each Participant or ____% of each Participant's Compensation.

     [  ] (2)  Nondiscretionary Formula:

               A nondiscretionary Matching Thrift Contribution for each Plan Year equal to (select one):

               [ ]  (a) ____% of each Participant's Compensation
                        contributed as Employee Thrift Contributions. If inserted, Matching Thrift Contributions shall be subject to a maximum amount of $_____ for each Participant or ____% of each Participant's
                        Compensation.

               [ ]  (b) ____% of the first ____% of the Participant's
                        Compensation contributed as Employee Thrift
                        Contributions and ____% of the next ____% of the Participant's Compensation contributed as Employee Thrift Contributions. If inserted, Matching Thrift Contributions shall be subject to a maximum amount of $_____ for each Participant or ____% of each Participant's Compensation.

D.   Qualified Matching Contribution

     If selected below, the Employer may make Qualified Matching Contributions for each Plan Year (select all those applicable):

          (1) In its discretion, the Employer may make Qualified Matching Contributions on behalf of (select one):

               [ ] (a) all Participants who make Employee Thrift Contributions.

               [ ] (b) only those Participants who are Nonhighly
                       Compensated Employees and who make Employee Thrift Contributions.

          (2) Qualified Matching Contributions will be contributed and allocated to each Participant in an amount equal to:

               [ ]  (a) ____% of the Participant's Employee Thrift
                        Contributions. If inserted, Qualified Matching Contributions shall not exceed ____% of the Participant's Compensation.

               [ ]  (b) such an amount, determined by the Employer, which is needed to meet the ACP Test.

                     ARTICLE VI. Participant Contributions

     Participant Voluntary Nondeductible Contributions

     Participant Voluntary Nondeductible Contributions are (select one):

          [ ]  (a)  permitted.
          [X]  (b)  not permitted.

                             ARTICLE VII. Vesting

A.   Employer Contribution Accounts

     (1) A Participant shall have a vested percentage in his or her Profit-Sharing Contributions, Matching 401(k) Contributions and/or Matching Thrift Contributions, if applicable, in accordance with the following schedule (select one):

Matching 401(k)
and/or Matching
Thrift         Profit-Sharing
Contributions  Contributions
-------------  -------------

     [ ]  [ ] (a) 100% vesting immediately upon participation.

     [ ]  [ ] (b) 100% after ___ (not more than 5) years of Vesting Service.

     [X]  [ ] (c) Graded vesting schedule:

       20 %         %   after 1 year of Vesting Service;
     -----     -----

       40 %         %   after 2 years of Vesting Service;
     -----     -----

       60 %         %   (not less than 20%) after 3 years of Vesting Service;
     -----     -----

       80 %         %   (not less than 40%) after 4 years of Vesting Service;
     -----     -----

      100 %         %   (not less than 60%) after 5 years of Vesting Service;
     -----     -----

          %         %   (not less than 80%) after 6 years of Vesting Service;
     -----     -----

          100% after 7 years of Vesting Service.

     (2)  Top Heavy Plan

Matching 401(k)
and/or Matching
Thrift           Profit-Sharing
Contributions    Contributions
-------------    -------------

                        Vesting Schedule (select one):

     [ ]      [ ] (a) 100% vesting immediately upon participation.

     [ ]      [ ] (b) 100% after ______ (not more than 3) years of Vesting
                      Service.

     [X]      [ ] (c) Graded vesting schedule:

       20 %         %   after 1 year of Vesting Service;
     -----     -----

       40 %         %   (not less than 20%) after 2 years of Vesting Service;
     -----     -----

       60 %         %   (not less than 40%) after 3 years of Vesting Service;
     -----     -----

       80 %         %   (not less than 60%) after 4 years of Vesting Service;
     -----     -----

      100 %         %   (not less than 80%) after 5 years of Vesting Service;
     -----     -----

          100% after 6 years of Vesting Service.

     Top Heavy Ratio:

     (a) If the adopting Employer maintains or has ever maintained a qualified defined benefit plan, for purposes of establishing present value to compute the top-heavy ratio, any benefit shall be discounted only for mortality and interest based on the following:

               Interest Rate:   8  %
               Mortality Table: UP 84

     (b) For purposes of computing the top-heavy ratio, the valuation date shall be the last business day of each Plan Year.

B.   Allocation of Forfeitures

     Forfeitures shall be (select one from each applicable column):

Matching 401(k)
and/or Matching
Thrift         Profit-Sharing
Contributions  Contributions
-------------  -------------

     [X]         [ ] (1) used to reduce Employer contributions for succeeding
                         Plan Year.

     [ ]         [ ] (2) allocated in the succeeding Plan Year in the ratio which the Compensation of each Participant for the Plan Year bears to the total Compensation of all Participants entitled to share in the Contributions. If the Plan is integrated with Social Security, forfeitures shall be allocated in accordance with the formula elected by the Employer.

C.   Vesting Service

     For purposes of determining Years of Service for Vesting Service [select
     (1) or (2) and/or (3)]:

     [X]  (1)  All Years of Service shall be included

     [ ] (2) Years of Service before the Participant attained age 18 shall be excluded.

     [ ] (3) Service with the Employer prior to the effective date of the Plan shall be excluded.

               ARTICLE VIII. Deferral of Benefit Distributions,
                       In-Service Withdrawals and Loans

A.   Deferral of Benefit Distributions N/A

401(k) and/  Profit-
or Thrift    Sharing
---------    -------

  [ ]          [ ]  If this item is checked, a Participant's vested
                    benefit in his or her Employer Accounts shall be payable as soon as practicable after the earlier of: (1) the date the Participant terminates Employment due to Disability or (2) the end of the Plan Year in which a terminated Participant attains Early Retirement Age, if applicable, or Normal
                    Retirement Age.

B.   In-Service Distributions

     [X] (1) In-service distributions may be made from any of the Participant's vested Accounts, at any time upon or after the occurrence of the following events (select all applicable):

          [X]  (a)  a Participant's attainment of age 59-1/2.
          [X]  (b)  due to hardships as defined in Section 5.9 of the Plan.

     [ ]  (2)  In-service distributions are not permitted.

C.   Loans are:

401(k) and/   Profit-
or Thrift     Sharing
---------     -------

[X]            [ ] (1)  permitted.

[ ]            [ ] (2)  not permitted.

                            ARTICLE IX. Group Trust

[ ] If this item is checked, the Employer elects to establish a Group Trust consisting of such Plan assets as shall from time to time be transferred to the Trustee pursuant to Article I of the Plan. The Trust Fund shall be a Group Trust consisting of assets of this Plan plus assets of the following plans of the Employer or of an Affiliate: ________________________________
     __________________________________________

                           ARTICLE X. Miscellaneous

A.   Identification of Sponsor

     The address and telephone number of the Sponsor's authorized representative is 800 Scudders Mill road, Plainsboro, New Jersey 08536; (609) 282-2272. This authorized representative can answer inquiries regarding the adoption of the Plan, the intended meaning of any Plan provisions, and the effect of the opinion letter.

     The Sponsor will inform the adopting Employer of any amendments made to the Plan or the discontinuance or abandonment of the Plan.

B.   Plan Registration

     (1)  Initial Registration

          This Plan must be registered with the Sponsor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, in order to be considered a Prototype Plan by the Sponsor. Registration is required so that the Sponsor is able to provide the Administrator with documents, forms and announcements relating to the administration of the Plan and with Plan amendments and other documents, all of which relate to administering the Plan in accordance with applicable law and maintaining compliance of the Plan with the law.

          The Employer must complete and sign the Adoption Agreement. Upon receipt of the Adoption Agreement, the Plan will be registered as a Prototype Plan of Merrill Lynch, Pierce, Fenner & Smith Incorporated. The Adoption Agreement will be countersigned by an authorized representative and a copy of the countersigned Adoption Agreement will be returned to the Employer.

     (2)  Registration Renewal

          Annual registration renewal is required in order for the Employer to continue to receive any and all necessary updating documents. There is an annual registration renewal fee in the amount set forth with the initial registration material. The adopting Employer authorizes Merrill Lynch, Pierce, Fenner & Smith Incorporated, to debit the account established for the Plan for payment of agreed upon annual fee; provided, however, if the assets of an account are invested solely in Participant-Directed Assets, a notice for this annual fee will be sent to the Employer annually. The Sponsor reserves the right to change this fee from time to time and will provide written notice in advance of any change.

C.   Prototype Replacement Plan

     This Adoption Agreement is a replacement prototype plan for the (1) Merrill Lynch special Prototype Defined Contribution Plan and Trust - 401(k) Plan #03-004 and (2) Merrill Lynch Asset Management, Inc., Special Prototype Defined Contribution Plan and Trust - 401(k) Plan Adoption Agreement #03-004.

D.   Reliance

     The adopting Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Code Section 401. In order to obtain reliance, the Employer must apply to the appropriate Key District Director of the Internal Revenue Service for a determination letter with respect to the Plan.

                                       EMPLOYER

Dated:___________________         By:_________________________________
                                                Signature

                                  To be executed by the sole proprietor, an authorized partner or corporate officer, as appropriate.



                                  ______________________________________
                                                Print Name



                                  ______________________________________

                                       Title, if a corporate officer


Sponsor Acceptance

Subject to the terms and conditions of the Prototype Plan and this Adoption Agreement, this Adoption Agreement is accepted by Merrill Lynch, Pierce, Fenner & Smith Incorporated as the Prototype Sponsor.

Authorized Signature:____________________________

                 Merrill Lynch Trust Company is NOT a Trustee


ACCEPTANCE BY TRUSTEE(S)

A. This Trustee Acceptance is to be completed only if the Employer appoints one or more Trustees and does not appoint a Merrill Lynch Trust Company as Trustee.

     The undersigned hereby accept all of the terms, conditions, and obligations of appointment as Trustee under the Plan. If the Employer has elected a Group Trust in this Adoption Agreement, the undersigned Trustee(s) shall be the Trustee(s) of the Group Trust.


                                       as TRUSTEE


________________________________       _______________________________________
          (Signature)                           (print or type name)


                                       as TRUSTEE


________________________________       _______________________________________
          (Signature)                           (print or type name)


                                       as TRUSTEE


________________________________       _______________________________________
          (Signature)                           (print or type name)


                                       as TRUSTEE


________________________________       _______________________________________
          (Signature)                           (print or type name)


Dated:______________, 19__

                 The Merrill Lynch Trust Companies as Trustee

     This Trustee Acceptance and designation of Investment Committee are to be completed only when Merrill Lynch Trust Company is appointed as Trustee.

     The undersigned hereby accept all of the terms, conditions, and obligations of appointment as Trustee under the Plan. If the Employer has elected a Group Trust in this Adoption Agreement, the undersigned Trustee(s) shall be the Trustee(s) of the Group Trust.


     SEAL               MERRILL LYNCH TRUST COMPANY [________________________]


                              _______________________________________________


Dated:____________, 19__ By:  _______________________________________________



DESIGNATION OF INVESTMENT COMMITTEE

     The Investment Committee for the Plan is (print or type name):

     __________________________________________________________________

     __________________________________________________________________

     __________________________________________________________________

     __________________________________________________________________

           The Merrill Lynch Trust Companies as one of the Trustees

     This Trustee Acceptance is to be completed only if, in addition to a Merrill Lynch Trust Companies Trustee, the Employer appoints an additional Trustee of a second trust fund.

     The undersigned hereby accept all of the terms, conditions, and obligations of appointment as Trustee under the Plan. If the Employer has elected a Group Trust in this Adoption Agreement, the undersigned Trustee(s) shall be the Trustee(s) of the Group Trust.



                                            as TRUSTEE



__________________________________       ___________________________________
     (Signature)                                (print or type name)

Dated: ____________, 19_________


     SEAL           MERRILL LYNCH TRUST COMPANY [____________________________]

                         ____________________________________________________


Dated: ____________, 19________



DESIGNATION OF INVESTMENT COMMITTEE

     The Investment Committee for the Plan is (print or type name):

     _____________________________________________________________________

     _____________________________________________________________________

     _____________________________________________________________________

     _____________________________________________________________________